STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 4, 2005
                          AS SUPPLEMENTED MAY 25, 2005


                         MAN-GLENWOOD LEXINGTON TEI, LLC
                         123 N. WACKER DRIVE, 28TH FLOOR
                                CHICAGO, IL 60606

Registrant's Telephone Number, including Area Code: (800) 838-0232

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Man-Glenwood Lexington TEI, LLC ("TEI"), dated January 4, 2005. A copy of the Prospectus may be obtained by contacting TEI at the telephone numbers or address set forth above.

                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION......................................      1
INVESTMENT POLICIES AND PRACTICES........................................      3
   Fundamental Policies..................................................      3
   Certain Portfolio Securities and Other Operating Policies.............      4
REPURCHASES, MANDATORY REPURCHASES, AND TRANSFERS OF UNITS...............     10
   Repurchase Offers.....................................................     10
   Mandatory Repurchases.................................................     10
   Transfers of Units....................................................     11
BOARD OF MANAGERS........................................................     12
OFFSHORE FUND............................................................     14
INVESTMENT ADVISORY SERVICES.............................................     14
TEI, THE OFFSHORE FUND AND PORTFOLIO COMPANY EXPENSES....................     16
CODES OF ETHICS..........................................................     18
VOTING OF PROXIES........................................................     19
PARTICIPATION IN INVESTMENT OPPORTUNITIES................................     19
OTHER MATTERS............................................................     20
TAX ASPECTS..............................................................     21
   Tax Treatment of Fund Operations......................................     21
   Tax Consequences to a Withdrawing Member..............................     26
   Tax Treatment of Portfolio Investments................................     27
   Unrelated Business Taxable Income.....................................     30
   Certain Issues Pertaining to Specific Exempt Organizations............     31
   State and Local Taxation..............................................     32
ERISA CONSIDERATIONS.....................................................     33
BROKERAGE................................................................     34
VALUATION OF ASSETS......................................................     35
INDEPENDENT AUDITORS AND LEGAL COUNSEL...................................     36
CUSTODIAN................................................................     36
RECORD OWNERS OF 5% OR MORE OF OUTSTANDING UNITS.........................     36
SUMMARY OF LLC AGREEMENT.................................................     37
FUND ADVERTISING AND SALES MATERIAL......................................     39
FINANCIAL STATEMENTS.....................................................     39

APPENDIX A: WAIVERS OF SALES LOAD........................................    A-1
APPENDIX B: SUMMARY OF TERMS OF PORTFOLIO COMPANY BORROWING..............    B-1

                        INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of Man-Glenwood Lexington TEI, LLC ("TEI"), Man-Glenwood Lexington TEI, LDC ("Offshore Fund") and Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), as well as the principal risks associated with the Portfolio Company's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. TEI invests all or substantially all of its investable assets in Offshore Fund, which in turn invests all or substantially all of its investable assets in the Portfolio Company, as set forth in the prospectus for TEI. Because Offshore Fund is a pass-through entity and has no investment discretion of its own, discussion herein relating to the investment policies, practices, risks and operations of TEI and the Portfolio Company should be read to include information regarding Offshore Fund.

FUNDAMENTAL POLICIES

TEI's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of TEI (the "Units"), are listed below. Offshore Fund and the Portfolio Company have substantially the same fundamental investment restrictions as TEI; such restrictions cannot be changed without the approval of the Board of TEI in the case of the Offshore Fund, and a majority of the outstanding voting securities of the Portfolio
Company, in the case of the Portfolio Company. Within the limits of these fundamental policies, TEI's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of TEI" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of TEI are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of TEI, whichever is less. TEI will not concentrate (i.e., invest more than 25% of its total assets) in a particular industry or group of industries. TEI may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff:

     1.   borrow money;

     2.   issue senior securities;

     3.   underwrite securities issued by other persons;

     4.   purchase or sell real estate and real estate mortgage loans;

     5. purchase or sell commodities or commodity contracts including futures contracts; and

     6.   make loans to other persons.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except TEI's fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of TEI's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. TEI's investment policies and restrictions do not apply to the activities and transactions of Hedge Funds in which assets of TEI are invested through Offshore Fund and the Portfolio Company, but will apply to investments made by TEI directly (or any account consisting solely of TEI assets).

TEI's and Offshore Fund's investment objective is non-fundamental and may be changed by the Board of Managers (the "Board").

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Prospectus, the Portfolio Company will invest by allocating capital among a number of independent investment managers ("Hedge Fund Managers") through pooled vehicles such as limited liability companies and limited partnerships (collectively, the "Hedge Funds") who employ diverse investment strategies. The Portfolio Company also may make certain direct investments, which are described below. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

EQUITY SECURITIES. The investment portfolios of Hedge Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Hedge Funds may generally invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES. Hedge Funds may invest in both investment grade and non-investment grade fixed-income securities. A Hedge Fund Manager may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Hedge Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

A Hedge Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher-grade securities.

NON-U.S. SECURITIES. Hedge Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Hedge Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk Factors Relating to Types of Investments and Related Risks - Non-U.S. Investments."

As a general matter, Hedge Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Hedge Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Hedge Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Hedge Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in Hedge Fund's investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS. The Portfolio Company and Hedge Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser or Hedge Fund Managers deem appropriate under the circumstances. The Portfolio Company or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Portfolio Company or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Portfolio Company or Hedge Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the

Portfolio Company or Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Portfolio Company has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio Company or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Company or a Hedge Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Hedge Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES. Hedge Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Hedge Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund may suffer losses as a result of its hedging activities.

DERIVATIVES. Hedge Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Hedge Fund as a whole. Derivatives permit Hedge Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's performance.

If a Hedge Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's return or result in a loss. A Hedge Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES. The Portfolio Company may utilize options for hedging purposes, and the Hedge Funds may utilize options and futures contracts generally. Hedge funds also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Hedge Funds may include options on baskets of specific securities.

The Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes a Hedge Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds need not be covered.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

The Portfolio Company may purchase put options and put spreads for purposes of hedging certain Hedge Fund investments and strategies. A put spread is a transaction where the Portfolio Company simultaneously purchases and sells a put option having the same underlying asset, quantity and expiration date, where the sale of the put has a lower strike price. Such strategies limit risk to the Portfolio Company related to certain Hedge Funds and/or Hedge Fund strategies, but also may reduce potential returns. It is not currently expected that such use would exceed 5% of the Portfolio Company's assets.

In the absence of an exemption for the Portfolio Company, the use by Hedge Funds of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Hedge Funds could cause TEI to be a commodity pool, which would require the Portfolio Company to comply with certain rules of the CFTC. However, the Portfolio Company has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation or registration as a CPO.

Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of TEI's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund to substantial losses.

Successful use of futures also is subject to a Hedge Fund's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Hedge Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Hedge Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Hedge Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES. Some or all of the Hedge Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indexes will be subject to the Hedge Fund's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS. The Hedge Funds may enter into equity, interest rate, index and currency rate swap agreements on behalf of Hedge Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Hedge Fund in whose investment vehicles the Portfolio Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Portfolio Company may enter into swap agreements under which the Portfolio Company may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Portfolio Company may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

LENDING PORTFOLIO SECURITIES. A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund typically will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty. After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund may incur a loss.

           REPURCHASES, MANDATORY REPURCHASES, AND TRANSFERS OF UNITS

REPURCHASE OFFERS

As discussed in the Prospectus, offers to repurchase Units will be made by TEI at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. In determining whether TEI should repurchase Units from Members pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause TEI to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to TEI and to all Members or persons holding Units acquired from Members. When the Board determines that TEI will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from TEI during such period. If a repurchase offer is oversubscribed by Members, TEI will repurchase only a pro rata portion of the Units tendered by each Member.

TEI's assets consist primarily of its interest in the Portfolio Company held through the Offshore Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, TEI may find it necessary to liquidate all or a portion of its interest in the Portfolio Company. Because interests in the Portfolio Company may not be transferred, TEI may withdraw a portion of its interest only pursuant to repurchase offers by the Portfolio Company and, in turn by the Offshore Fund. TEI will not conduct a repurchase offer for Units unless the Portfolio Company simultaneously conducts a repurchase offer for Portfolio Company interests.

Payment for repurchased Units may require TEI to liquidate a portion of its interest in Offshore Fund and require Offshore Fund to liquidate a portion of its interest in the Portfolio Company, which may, in turn, need to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Portfolio Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Portfolio Company's Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Units.

MANDATORY REPURCHASES

As noted in the Prospectus, TEI has the right to repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances. Such mandatory repurchases may be made if:

     - Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member; or

     - ownership of Units by a Member or other person will cause TEI to be in violation of, or subject TEI to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; or

     - continued ownership of such Units may be harmful or injurious to the business or reputation of TEI or the Adviser, or may subject TEI or any Members to an undue risk of adverse tax or other fiscal consequences; or

     - any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, including such Member's tax-exempt or tax-deferred status under the Internal Revenue Code of 1986;

     -    it would be in the best interests of TEI to repurchase Units.

TRANSFERS OF UNITS

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to TEI to ensure that such pledge, transfer or assignment will not cause TEI to be treated as a "publicly traded partnership" taxable as a corporation. Notice to TEI of any proposed transfer must include evidence satisfactory to TEI that the proposed transferee meets any requirements imposed by TEI with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member's Units, is at least equal to TEI's minimum investment requirement.

Any transferee meeting TEI's eligibility requirements that acquires Units in TEI by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of TEI's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers Units with the approval of the Board, TEI will promptly take all necessary actions to admit such transferee or successor to TEI as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by TEI in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, TEI reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

The LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless TEI, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

The Board of TEI and the Board of the Portfolio Company (the "Portfolio Company's Board") provide broad oversight over the operations and affairs of TEI and the Portfolio Company, respectively, and have overall responsibility to manage and control the business affairs of TEI and the Portfolio Company, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of TEI's and the
Portfolio Company's business, respectively. The Board and the Portfolio Company's Board exercise the same powers, authority and responsibilities on behalf of TEI and the Portfolio Company, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Offshore Fund has two members: TEI (which serves as the managing member) and the Adviser (which holds only a nominal non-voting interest). Offshore Fund does not have a board of directors. The members of Offshore Fund have delegated the day-to-day management, as well as general oversight responsibilities of Offshore Fund, to TEI. The Board of TEI therefore effectively makes all decisions on behalf of Offshore Fund.

The Managers of the Board and the Portfolio Company's Board are not required to contribute to the capital of TEI or the Portfolio Company or to hold Units of TEI or an interest in the Portfolio Company. A majority of the Managers of the Board and the Portfolio Company's Board are persons who are not "interested persons"  (as  defined  in the  1940  Act)  of TEI and  the  Portfolio  Company,
respectively (collectively, the "Independent Managers"). The Independent Managers perform the same functions for TEI and the Portfolio Company as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of TEI and the Portfolio Company and brief biographical information regarding each Manager and officer during the past five years is set forth below. The business address of each officer and Manager is c/o Glenwood Capital Investments, L.L.C., 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606. Each Manager who is deemed to be an "interested person" of TEI and the Portfolio Company, as defined in the 1940 Act, is indicated by an asterisk.

                                                                                       NUMBER OF
                          POSITION(S) HELD                                           PORTFOLIOS IN
                              WITH TEI          TERM OF OFFICE       PRINCIPAL       FUND COMPLEX       OTHER
                               AND THE           AND LENGTH OF    OCCUPATION DURING   OVERSEEN BY   DIRECTORSHIPS
    NAME AND AGE          PORTFOLIO COMPANY       TIME SERVED       PAST 5 YEARS         MANAGER    HELD BY MANAGER
-------------------   ---------------------- ------------------  ------------------ -------------------------------
John M. Kelly (58)    Manager*               Perpetual until    Sale and marketing         3        None
                                             resignation or     of hedge funds for
                                             removal,           the Man Investments
                                             Manager since      Division of Man
                                             January 13, 2004   Group plc

Marvin Damsma (58)    Manager                Perpetual until    Director of Trust          3        None
                                             resignation or     Investments for BP
                                             removal,           America Inc.
                                             appointed
                                             January 13, 2004

Dale M. Hanson (62)   Manager                Perpetual until    Principal/partner          3        None
                                             resignation or     of American
                                             removal,           Partners Consulting
                                             appointed          (marketing
                                             January 13, 2004   organization)

Managers may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members. Managers are required to retire as of December 31 of the year in which they reach 75 years of age.

PRINCIPAL OFFICERS WHO ARE NOT MANAGERS:

                           POSITION(S) HELD WITH
                               TEI AND THE
    NAME AND AGE            PORTFOLIO COMPANY      LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------  --------------------------- ----------------------  ----------------------------------------------
John B. Rowsell (47)   President and Principal     Since January 13, 2004    President (2003) and member of Investment
                       Executive Officer                                     Committee (2001), Glenwood Capital
                                                                             Investments, L.L.C. (investment advisor);
                                                                             Investment Manager, McKinsey & Co.
                                                                             (consultant)

Alicia Derrah (47)     Treasurer and Principal     Since January 13, 2004    Chief Financial Officer, Glenwood Capital
                       Financial and Accounting                              Investments, L.L.C. (investment advisor)
                       Officer

Steven Zoric (34)      Chief Compliance Officer    Since July 20, 2004       Head of U. S. Legal and Compliance, Man
                       and Secretary               Since January 13, 2004    Investments Division of Man Group plc;
                                                                             Associate, Katten Muchin Zavis Rosenman
                                                                             (law) (April 1997 to October 1999, August
                                                                             2000 to July 2001); Futures and
                                                                             Commodities Compliance Manager, Morgan
                                                                             Stanley and Co. Inc. (Nov. 1999 to July
                                                                             2000)

COMPENSATION


     NAME AND          AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM THE
POSITION WITH FUND          FROM THE FUND             FUND AND FUND COMPLEX
------------------     ----------------------      ---------------------------
Marvin Damsma                $  7,500                    $   22,500
Dale M. Hanson               $  7,500                    $   22,500

The Independent Managers will each be paid an aggregate annual retainer of $7,500 and meeting fees of $500 (or $250 in the case of telephonic meetings) by each of TEI and the Portfolio Company, and Managers are reimbursed by TEI and the Portfolio Company for their travel expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from TEI or the Portfolio Company. The officers of TEI do not receive any additional compensation from TEI or the Portfolio Company. Offshore Fund does not compensate the Managers.

Each of the Board and the Portfolio Company's Board has formed an Audit Committee composed of Messrs. Damsma and Hanson, each an Independent Manager. The functions of the Audit Committee are: (1) to oversee TEI's and Offshore Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of TEI's, Offshore Fund's or the Portfolio Company's service providers; (2) to oversee the quality and objectivity of TEI's, Offshore Fund's or the Portfolio Company's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between TEI's, Offshore Fund's or the Portfolio Company's independent auditors and the Board or the Portfolio Company's Board. The Chairman of the Audit Committee, Mr. Hanson, is an Independent Manager and receives an annual retainer of $1,000 in connection with serving in such position. As of the date of this SAI, the Audit Committee of TEI has met 3 times in the last fiscal year.

Each of the Board and the Portfolio Company's Board has formed a Contracts Committee composed of three Managers, Messrs. Damsma, Hanson and Kelly. The Contracts Committee is responsible for considering, evaluating, and making recommendations to the full Board concerning all contractual arrangements with service providers to TEI, Offshore Fund or the Portfolio Company and all other matters in which the Adviser or its affiliates has any actual or potential conflict of interest with TEI, Offshore Fund or the Portfolio Company. The Chairman of the Contracts Committee, Mr. Hanson, is an Independent Manager and receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Contracts Committee of TEI has met twice in the last fiscal year.

Each of the Board and the Portfolio Company's Board has formed a Valuation Committee composed of two Managers, Messrs. Damsma and Hanson. The Valuation Committee is responsible for: (i) periodically reviewing TEI's, Offshore Fund's or the Portfolio Company's procedures for valuing securities, and making any recommendations to TEI, Offshore Fund or the Portfolio Company with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board or the full Portfolio Company's Board simultaneously). The Chairman of the Valuation Committee, Mr. Damsma, is an Independent Manager and receives an annual retainer of $1,000 in connection with serving in such position. As of the date of this SAI, the Valuation Committee of TEI has met 3 times in the last fiscal year.

                                  OFFSHORE FUND

Offshore Fund, as more fully described in the TEI Prospectus, is not registered under the 1940 Act. Offshore Fund serves as an intermediate entity through which TEI invests in the Portfolio Company. Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.

Offshore Fund serves as a pass-through entity, as more fully discussed below regarding taxation, whereby UBTI generated by the investment activities of the Portfolio Company (and Hedge Funds) is not ultimately incurred by a Member. Offshore Fund is organized under the laws of the Cayman Islands as a Limited
Duration Company ("LDC") and subject to the taxation provisions of the Cayman Islands as a corporation. An LDC organized in the Cayman Islands offers limited liability to its members. Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. Offshore Fund has a limited duration of 30 years, as required by Cayman Island law, and has two members; TEI, which serves as the managing member, and the Adviser, which holds only a nominal non-voting interest in Offshore Fund. It is anticipated that, upon expiration of Offshore Fund's duration, another entity substantially equivalent to Offshore Fund will be substituted. TEI and the Adviser have delegated all day-to-day management and general oversight responsibilities of Offshore Fund to TEI as the managing member. Therefore, all decisions involving Offshore Fund effectively are controlled by TEI's Board. Offshore Fund has no independent investment discretion or other decision-making capabilities, and serves for the benefit of TEI and under the control of TEI's Board. Offshore Fund has no members or investors other than TEI and the Adviser.

                          INVESTMENT ADVISORY SERVICES

THE ADVISORY AGREEMENT

Pursuant to the terms of an investment advisory agreement first entered into between the Portfolio Company and the Adviser dated as of January 20, 2003 (the "Advisory Agreement"), the continuation of which was approved on January 17, 2005, the Adviser is responsible for developing, implementing and supervising the Portfolio Company's investment program and in connection therewith regularly provides investment advice and recommendations to the Portfolio Company with respect to its investments, investment policies and purchases and sales of securities for the Portfolio Company and arranging for the purchase and sale of such securities.

The Adviser is authorized, subject to the approval of the Portfolio Company's Board and the interest holders of the Portfolio Company, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Portfolio Company or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Portfolio Company by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Portfolio Company pays the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.75% of the aggregate value of its outstanding interests determined as of the last day of the month (before any repurchases of interests). The Portfolio Company's Board (including a majority of the Portfolio Company's Independent Managers), at a meeting held in person on January 17, 2005, approved the continuation of the Advisory Agreement. The Advisory Agreement may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Portfolio Company; provided that in either event the continuance is also approved by a majority of the Portfolio Company's Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Portfolio Company's Board; by vote of a majority of the outstanding voting securities of the Portfolio Company; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

CONSIDERATION OF THE ADVISORY AGREEMENT

In approving the Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Portfolio Company, including the personnel providing services; (2) the Adviser's compensation and profitability; (3) comparison of fees and performance; (4) economies of scale; and (5) the terms of the Advisory Agreement. When considering approval of the Advisory Agreement between the Portfolio Company and the Adviser, the Board analyzed, among other things, the following:

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Adviser. The Board received information and a presentation concerning the investment philosophy and investment process applied by the Adviser in managing the Portfolio Company. In this regard, the Board considered the Adviser's in-house research capabilities and proprietary databases of hedge fund manager information, as well as other resources available to the Adviser's personnel, including research as a result of investments effected for other investment advisory clients. The Board concluded that the Adviser's investment process, research capabilities and philosophy were suited to the Portfolio Company, given the Portfolio Company's investment objective and policies. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding two years. The Board took into account the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Advisor's compliance policies and procedures, including the procedures used to determine the fair value of the Portfolio Company hedge fund assets. The Board also considered the Adviser's management of the relationships with the administrator, custodian and fund accountants.

In evaluating the Advisory Agreement between the Portfolio Company and the Adviser, the Board reviewed material furnished by the Adviser, including considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Board also took into account the time and attention to be devoted by senior management to the Portfolio Company and the feeder funds in the complex. The Board evaluated the level of skill required to manage the Portfolio Company and concluded that the human resources available at the Adviser were appropriate to fulfill effectively the duties of the Adviser on behalf of the Portfolio Company. The Board also considered the business reputation of the Adviser and the Man Group itself, including its international financial resources and reputation, and concluded that the Adviser would be able to continue to meet any reasonably foreseeable obligations under the Advisory Agreement.

Adviser's Compensation and Profitability. The Board also took into consideration the financial condition and profitability of the Adviser and its affiliates and the direct and indirect benefits derived by the Adviser and its affiliates from the Adviser's relationship with the Funds. The Board noted that the Adviser has entered into a continuing expense cap with the regard to the Portfolio Company.

Expenses, Performance and Economies of Scale. The Board compared the advisory fees and total expense ratios for the Portfolio Company with various comparative data, including information on the relevant peer funds, and found the advisory fees paid by the Portfolio Company were reasonable and appropriate under the facts and circumstances. The Board considered the Portfolio Company's performance results since its inception, and noted that the Board reviews on a quarterly basis detailed information about performance results, portfolio composition and investment strategies. The Board also considered the effect of growth and size on performance and expenses. The Board further noted that the Adviser continues to reimburse expenses pursuant to the expense cap.

The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the non-interested Managers. In assessing the information provided by the Adviser and its affiliates, the Board also took into consideration the benefits to Unit holders of investing in a fund that is part of an experienced fund of hedge funds manager, which is itself part of a major global provider of absolute return and alternative investments.

Based on their consideration of all factors that it deemed material, the Board concluded that the approval of the Advisory Agreement, including the fee structure (described in the prospectus) is in the interests of members.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Portfolio Company sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the names "Man," "Glenwood," "Man-Glenwood," or "Lexington" in connection with other investment companies for which it or its affiliates may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Portfolio Company, the Adviser may withdraw the right of Lexington and/or the Portfolio Company to use the names "Man," "Glenwood," "Man-Glenwood", or "Lexington" as part of its name.

The Adviser or its designee maintains the Portfolio Company's accounts, books and other documents required to be maintained under the 1940 Act at One Freedom Valley Drive, Oaks, PA 19456, which is the address of the Administrator, SEI Investments Global Funds Service, and/or 123 N. Wacker Drive, 28th Floor, Chicago, Ill. 60606, which is the address of the Adviser.

                TEI, OFFSHORE FUND AND PORTFOLIO COMPANY EXPENSES

TEI bears all expenses incurred in its business and operations. Expenses borne by TEI include, but are not limited to, the following:

     - all costs and expenses associated with the registration of TEI under, and compliance with, any applicable Federal or state laws;

     - attorneys' fees and disbursements associated with updating TEI's registration statement, Prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

     - the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, if any, independent accountants for TEI and other consultants and professionals engaged on behalf of TEI;

     -    all costs and expenses associated with TEI's repurchase offers;

     -    the fees  payable  to  various  service  providers  pursuant  to TEI's
          Services  Agreement,   Administration  Agreement,  Investor  Servicing
          Agreement, and other agreements;

     - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     - the costs of a fidelity bond and any liability insurance obtained on behalf of TEI;

     - all expenses of computing TEI's net asset value, including any equipment or services obtained for these purposes; and

     - such other types of expenses as may be approved from time to time by the Board.

The Portfolio Company bears all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by the Portfolio Company include, but are not limited to, the following:

     - all costs and expenses directly related to portfolio transactions and positions for the Portfolio Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

     - all costs and expenses associated with the registration of the Portfolio Company under, and compliance with, any applicable Federal or state laws;

     - attorneys' fees and disbursements associated with updating the Portfolio Company's registration statement, Prospectus and other offering related documents; the costs of printing those materials and distributing them to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - the costs and expenses of holding meetings of the Portfolio Company's Board and any meetings of interest holders of the Portfolio Company, including legal costs associated with the preparation and filing of proxy materials;

     - the fees and disbursements of the Portfolio Company's counsel, legal counsel to the Independent Managers, if any, independent accountants for the Portfolio Company and other consultants and professionals engaged on behalf of the Portfolio Company;

     -    the Management Fee;

     - the fees payable to various service providers pursuant to the Portfolio Company Administration Agreement and other agreements;

     - the costs of a fidelity bond and any liability insurance obtained on behalf of the Portfolio Company or the Adviser;

     - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to interest holders of the Portfolio Company;

     - all expenses of computing the Portfolio Company's net asset value, including any equipment or services obtained for these purposes;

     - all charges for equipment or services used in communicating information regarding the Portfolio Company's transactions among the Adviser and any custodian or other agent engaged by the Portfolio Company; and

     - such other types of expenses as may be approved from time to time by the Portfolio Company's Board.

Offshore Fund's expenses are minimal and are borne by the Adviser, or an affiliate of the Adviser.

The Hedge Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Portfolio Company. The Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to the Portfolio Company. These expenses, fees, and allocations will be in addition to those incurred by the Portfolio Company itself.

                                 CODES OF ETHICS

TEI, the Portfolio Company, and the Adviser have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Portfolio Company's portfolio transactions. Covered persons include the Managers and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Portfolio Company. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Portfolio Company, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to TEI's and the Portfolio Company's registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                VOTING OF PROXIES

Whenever TEI as an investor in the Portfolio Company, through Offshore Fund, is requested to vote on matters pertaining to the Portfolio Company (other than the termination of the Portfolio Company's business, which may be determined by the Managers of the Portfolio Company without investor approval), TEI will hold a meeting of the Members and will cause Offshore Fund to vote its interest in the Portfolio Company for or against such matters proportionately to the instructions to vote for or against such matters received from the Members of TEI. TEI shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

The Portfolio Company invests in Hedge Funds, which generally issue non-voting securities. Therefore, the Portfolio Company ordinarily does not receive proxies, and is not called upon to vote proxies. To the extent the Portfolio Company invests in voting securities, if any, its primary consideration in voting portfolio proxies would be the financial interests of the Portfolio Company and its interest holders. One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, the Adviser will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless the Adviser determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, the Adviser will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in the Adviser's judgment, it would not be in the best interests of the client to do so. In addition, the Portfolio invests only in Hedge Funds that are unaffiliated with the Adviser.

                    PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser employs an investment program for the Portfolio Company that is substantially similar to the investment program employed by it for certain other accounts managed by the Adviser ("Adviser Accounts"), including private investment partnerships that have an investment program that is substantially the same as the Portfolio Company's investment program. As a general matter, the Adviser considers participation by the Portfolio Company in all appropriate investment opportunities that are under consideration for those other Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Portfolio Company's assets. There also may be circumstances under which the Adviser will consider participation by the Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Portfolio Company, or vice versa.

The Adviser evaluates for the Portfolio Company and for each Adviser Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Portfolio Company or the Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Portfolio Company and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Portfolio Company and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of TEI and the Portfolio Company may differ from those of the Adviser Accounts. Accordingly, the future performance of TEI and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Portfolio Company and one or more Adviser Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Company participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Portfolio Company could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for the Portfolio Company and the Adviser Accounts, thereby limiting the size of the Portfolio Company's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Portfolio Company and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Portfolio Company may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Managers, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Portfolio Company. As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for the Portfolio Company.

                                  OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Portfolio Company. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Portfolio Company may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Portfolio Company to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

Man Investments Inc. (the "Distributor") acts as the distributor of Units on a best efforts basis. The Distributor (or one of its affiliates) may pay from its own resources additional compensation, commissions or promotional incentives, either at the time of sale or on an ongoing basis, to brokers and dealers for Units sold by such brokers and dealers and to investor service providers, including investment advisers, for ongoing investor servicing. Such payments may be made for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information, inclusion on preferred provider lists and support services to clients, and the provision of other services. The receipt of such payments could create an incentive for the third party to offer or recommend Lexington instead of similar investments where such payments are not received. Such payments may be different for different intermediaries.

In the past, the Distributor has made such payments, which have ranged between 0% and 0.5% annually, on average per intermediary. In addition, the Distributor may make flat dollar amount payments to intermediaries for these services.

                                   TAX ASPECTS

The following is a summary of certain aspects of the income taxation of TEI and its Members, Offshore Fund, and the Portfolio Company that should be considered by a prospective Member. TEI has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state, or local agency with respect to any of the tax issues affecting TEI, but TEI may seek a ruling from the Service with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI would be unrelated business taxable income ("UBTI"). Further, TEI has not obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of TEI as a partnership for Federal income tax purposes and the absence of UBTI.

This summary of certain aspects of the Federal income tax treatment of TEI is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in TEI. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN TEI.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of TEI are consistent with their overall investment plans. Further, tax-exempt organizations should consider carefully the discussion of UBTI contained in this SAI. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

Classification of TEI

TEI has received an opinion of Kirkpatrick & Lockhart LLP, counsel to TEI, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, TEI will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in TEI will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). TEI may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the
Section 7704 Regulations if TEI has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Kirkpatrick & Lockhart LLP also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of TEI as well as the legislative history to
Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, Units of TEI will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that TEI will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that TEI should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of TEI would be subject to corporate income tax when recognized by TEI; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of TEI; and Members would not be entitled to report profits or losses realized by TEI.

Classification of Offshore Fund

The tax status of Offshore Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that Offshore Fund is owned, managed and operated as contemplated and reflects counsel's consideration of the fact that shares of Offshore Fund will be held by TEI and that Units in TEI will be held by U.S. tax-exempt entities. The summary is considered to be a correct interpretation of existing laws as applied on the date of this Prospectus but no representation is made or intended by Offshore Fund (i) that changes in such laws or their application or interpretation will not be made in the future or (ii) that the United States Internal Revenue Service will agree with the interpretation described below as applied to the method of operation of Offshore Fund. Persons interested in subscribing for Units in TEI should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1. Offshore Fund is classified as an association taxable as a corporation for United States federal income tax purposes.

2. The Offshore Fund generally will not be subject to taxation by the United States on income or gain realized by the Portfolio Company from its stock, securities, commodities or derivatives trading for a taxable year, provided that the Offshore Fund is not engaged or deemed to be engaged in a U.S. trade or business during a taxable year to which such income, gain or loss of the Portfolio Company is treated as effectively connected.

     To the extent that the Portfolio Company is not deemed to be engaged in a U.S. trade or business, the Offshore Fund will not be subject to any U.S. federal income tax on its capital gains, whether from sources within or outside the United States to the extent that securities in which the Portfolio Company invests are not classified as United States real property interests within the meaning of Section 897 of the Code. The Portfolio Company does not intend to invest in any securities that would be classified as United States real property interests. The Offshore Fund will, however, be subject to a U.S withholding tax at a 30% rate applicable to dividends and certain interest income considered to be from sources within the United States. To maximize the availability of the exemption from such withholding for "portfolio interest," the Offshore Fund will provide the Portfolio Company with a statement regarding the Offshore Fund's foreign status on IRS Form W-8BEN or its equivalent. Also, the Offshore Fund does not expect to maintain cash reserves, but generally intends to invest any cash reserves that may exist in a manner so as not to be subject to such 30% withholding.

     An investment in the Portfolio Company should not cause the Offshore Fund to receive income that is "effectively connected" with a U.S. trade or business so long as (i) the Portfolio Company is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume or otherwise terminate positions in derivatives with customers, (ii) the U.S. business activities of the Portfolio Company consist solely of trading stock, securities, commodities and derivatives for its own account (and in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated at such place) and (iii) any entity treated as a partnership for U.S. federal income tax purposes in which the Portfolio Company invests is also not deemed to be engaged in a U.S. trade or business. With respect to condition (iii), the Portfolio Company has no control over whether the entities treated as partnerships for U.S. federal income tax purposes in which the Portfolio Company invests are engaged or deemed to be engaged in a U.S. trade or business. The Portfolio Company, however, intends to use reasonable efforts to reduce or eliminate the extent to which it allocates investment assets to entities treated as partnerships for U.S. federal income tax purposes that are engaged or deemed to be engaged in a U.S. trade or business.

     In the event that the Portfolio Company were found to be engaged in a U.S. trade or business during any taxable year, the Offshore Fund would be required to file a U.S. federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax would be imposed. In addition, in such event, the Portfolio Company would be required to withhold such taxes from the income or gain allocable to the Offshore Fund under Section 1446 of the Code.

3. Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to the trade or business regularly carried on by a tax-exempt entity. UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability. In view of this special problem, a tax-exempt investor should consult its tax adviser before purchasing Units. It will be the responsibility of any tax-exempt investor investing in TEI to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

     Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property. To the extent that Offshore Fund holds property that constitutes debt-financed property (e.g., purchases securities on margin or through other means of leverage) or property primarily for sale to customers ("dealer" property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI. However, such UBTI should not be attributable to shareholders because Offshore Fund is classified for U.S. income tax purposes as an association taxable as a corporation and UBTI generally will not pass through or be deemed to pass through a corporation to its U.S. tax-exempt shareholders.

          The Code provides two taxing regimes that have the effect of taxing U.S. persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of (i) "passive foreign investment companies" ("PFICs") and
     (ii) "controlled foreign corporations" ("CFCs"). Because all of the shares of Offshore Fund will be held by TEI, which is a U.S. partnership for income tax purposes, Offshore Fund will be considered a CFC for U.S. income tax purposes.

          A "U.S. shareholder" (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC's "Subpart F income," whether or not currently distributed to such shareholder. "Subpart F income" includes the various types of passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A "U.S. shareholder" is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by "U.S. shareholders." Because TEI, a U.S. company, will own 100% of the stock of Offshore Fund, Offshore Fund will be treated as a CFC.

          "Subpart F income" of a CFC that is currently taxed to a "U.S. shareholder" is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC rules and Subpart F, Subpart F is given precedence, and such income is taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the "qualified portion" of such shareholder's holding period with respect to stock in such corporation.
     Generally,   the  term  "qualified   portion"  means  the  portion  of  the
     shareholder's holding period during which the shareholder is a "U.S. shareholder" (as defined above) and the corporation is a CFC.

          Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC or PFIC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC or PFIC is made taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if the Offshore Fund were to generate certain insurance income as defined in Section 512(b)(17) of the Code). The Offshore Fund does not expect to generate UBTI of this type.

          TEI has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to TEI, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of TEI allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI. TEI has not sought a ruling from the Service with respect to any of the tax issues affecting TEI, but TEI may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI would be UBTI.

          The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as "charitable remainder trusts" that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs and PFICs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. Charitable remainder unitrusts are also required to value their assets annually, and valuing TEI's interest in Offshore Fund will be difficult. For these reasons, TEI would not be an appropriate investment for charitable remainder trusts.

4. There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. Offshore Fund is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and expects to receive, an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) which will provide that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE PORTFOLIO COMPANY AND HEDGE FUNDS, AS WELL AS THE TAX IMPACT OF SUCH INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS ON OFFSHORE FUND AS A RESULT OF IT BEING AN INVESTOR IN THE PORTFOLIO COMPANY AND, THROUGH THE PORTFOLIO COMPANY, AN INDIRECT INVESTOR IN HEDGE FUNDS.

As an entity treated as a partnership for tax purposes, TEI is not itself subject to Federal income tax. TEI will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of TEI's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.

Because Offshore Fund will be treated as a corporation for federal income tax purposes, however, TEI, and therefore Members, will receive taxable income to the extent of dividends paid by Offshore Fund or earlier in the event that CFC rules (mentioned above) require TEI to include some portion of Offshore Fund's income in its own income even when no dividends are paid. Offshore Fund's income will be its share of the taxable income of the Portfolio Company, which, in turn, will receive allocations of its shares of the taxable income of the Hedge Funds. Generally, neither TEI nor Offshore Fund will have any power to control the timing of cash distributions by the Hedge Funds. In addition, TEI does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board. Accordingly, it is likely that a Member's share of taxable income from TEI could exceed the distributions, if any, the Member receives from TEI. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of TEI's tax items. Members which are tax-exempt entities generally will not be subject to income tax on their allocable share of TEI income and gains.

Allocation of Profits and Losses. Under the LLC Agreement, TEI's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by TEI for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by TEI for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of TEI's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. Under the LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause TEI to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

The Board decides how to report the partnership items on TEI's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which TEI's items have been reported. In the event the income tax returns of TEI are audited by the Service, the tax treatment of TEI's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from TEI, in connection with a complete withdrawal from TEI, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to TEI. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of TEI's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by TEI will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units.

As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Units. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in TEI, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(c)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(c)(iii). TEI will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to TEI consisted solely of cash, the distribution of securities would not be recharacterized as a distribution of cash.

TAX TREATMENT OF PORTFOLIO INVESTMENTS

In General. TEI and Offshore Fund expect that the Portfolio Company and the Hedge Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, TEI and Offshore Fund expect that the gains and losses from the securities transactions of the Portfolio Company and the Hedge Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Portfolio Company or a Hedge Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Portfolio Company.

The Portfolio Company may realize ordinary income from dividends and accruals of interest on securities. The Portfolio Company may hold debt obligations with "original issue discount." In such case, the Portfolio Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Portfolio Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Portfolio Company generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by the Portfolio Company. The Portfolio Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. In such event, Offshore Fund could have U.S. source income effectively connected with a trade or business and incur additional U.S. income tax. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Portfolio Company or a Hedge Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover,

--------------------

(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Portfolio Company or a Hedge Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Portfolio Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Portfolio Company with respect to such instruments will be ordinary, unless
(i) the contract is a capital asset in the hands of the Portfolio Company and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Portfolio Company at the end of each taxable year of the Portfolio Company are treated for Federal income tax purposes as if they were sold by the Portfolio Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Portfolio Company in computing its taxable income for such year. If a Section 1256 Contract held by the Portfolio Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. The Portfolio Company (and any Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Portfolio Company will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Portfolio Company.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Portfolio Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Portfolio Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Portfolio Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Portfolio Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Taxes. It is possible that certain dividends and interest directly or indirectly received by the Portfolio Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Portfolio Company or a Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Tax Shelter Regulations. The Regulations require TEI to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which TEI participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of TEI is required to file Form 8886 with its tax return. TEI and any such Member, respectively, may also be required to submit a copy of the completed form with the Internal Revenue Service's Office of Tax Shelter Analysis. The Managing Member will notify the Members of any reportable transactions required to be reported on IRS Form 8886, "Reportable Transaction Disclosure Statement" and required to be filed with TEI's Federal income tax return. In addition, the Managing Member will provide Form 8886 and such additional information that is required by each Member, during the same timeframe as the Form K-1, to complete and submit the Member's Form 8886 and to comply with the Regulations. U.S. Treasury regulations also require "material advisors" to maintain investor lists with respect to "potentially abusive tax shelters." The Regulations apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Member that is an individual will be required to disclose a tax loss resulting from the sale or exchange of his or her Units under Code Section 741 if the loss exceeds $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years [ ] [ ] those thresholds are $10 and $20 million, respectively, for Members that are C corporations and/or entities classified for federal tax purposes as partnerships all the partners of which are C corporations (looking through any such partners that are themselves so classified) and $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as TEI, from foreign currency transactions. Losses are adjusted for any insurance or other compensation received but determined without taking into account offsetting gains or other income or limitations on deductibility. Prospective investors are urged to consult with their own tax advisers with respect to the Regulations' effect on an investment in TEI.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(2) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments, if any, in partnerships engaged in a trade or business, the Portfolio Company's income (or loss) from these investments may constitute UBTI if received by a tax-exempt organization.

The Portfolio Company and the Hedge Funds may incur "acquisition indebtedness" with respect to certain of their transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Portfolio Company will treat its short sales of securities, if any, and short sales of securities in which by Hedge Funds might engage, as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(3) To the extent the Portfolio Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which would be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

To the extent the Portfolio Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which would be treated as UBTI (if received by a tax-exempt organization) will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Portfolio Company, an allocable portion of deductions directly connected with the Portfolio Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion the exempt organization's income and gains which is not treated as UBTI will continue to be exempt from

--------------------

(2) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(3) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI tax. Therefore, the possibility of realizing UBTI should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Also, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

Notwithstanding the extent to which the Portfolio Company generates income that would be treated as UBTI if received by a tax-exempt organization, such income will not be attributable to tax-exempt owners of Units in TEI, as TEI will not own a direct interest in the Portfolio Company. Rather, Offshore Fund will own an interest in the Portfolio Company. Although Offshore Fund might be considered to receive income that would be characterized as UBTI in the hands of a tax-exempt entity, Offshore Fund is treated as a corporation for U.S. income tax purposes. As described above, a tax-exempt investor in an organization treated as a partnership for federal income tax purposes will be attributed its allocable share of UBTI generated by the partnership's activities. UBTI, on the other hand (except in the case of a captive foreign insurance company, which Offshore Fund is not), does not pass through to the shareholders of an organization that is treated as a corporation for federal income tax purposes. Accordingly, any income from the activities or investments of Offshore Fund will not be included in the income of a tax-exempt investor in calculating its UBTI.

A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from TEI. See "ERISA Considerations."

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in TEI would most probably be classified as a nonfunctionally related asset. A determination that an interest in TEI is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in TEI. Of course, this factor would create less of a problem to the extent that the value of the investment in TEI is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in TEI by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of TEI, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in TEI in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from TEI is "passive" within the applicable provisions of the Code and Regulations.

Although there can be no assurance, the Board believes that TEI will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in TEI. State and local tax laws differ in the treatment of limited liability companies such as TEI. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, TEI intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of TEI generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which TEI acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

TEI has been organized under the laws of the State of Delaware and maintains its office and operations in Illinois. Illinois does not currently impose any income tax on partnerships. Also, a non-resident Member's distributive share of TEI income will not be considered Illinois source income for purposes of the Illinois income tax if such non-resident Member is not otherwise engaged in a trade of business in Illinois. Further, based upon the expected composition of TEI's assets and income, TEI does not expect to be subject to the Illinois Personal Property Tax Replacement Income Tax.

Each Member will also generally be required to include his share of partnership income in determining its taxable income in the state and local jurisdiction in which it is a resident and may not be subject to personal property taxes. To the extent that a non-resident Member pays taxes to Illinois or other jurisdictions due to TEI's conduct of business there, it may be entitled to a deduction or credit against taxes owed to its state of residence with respect to the same income.

Since Members may be affected in different ways by state and local law, each prospective Member is advised to consult with its personal tax advisor regarding the state and local taxes payable in connection with an investment in TEI.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in TEI.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the Portfolio Company's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and "-- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in TEI, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in TEI may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because TEI is registered as an investment company under the 1940 Act, the underlying assets of TEI should not be considered to be "plan assets" of the ERISA Plans investing in TEI for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to TEI. A Benefit Plan which proposes to invest in TEI will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand TEI's investment objective, policies and strategies, that the decision to invest plan assets in TEI was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in TEI is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in TEI was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in TEI.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                                    BROKERAGE

Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund, it is expected that each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

Consistent with the principle of seeking best price and execution, a Hedge Fund Manager may place orders for a Hedge Fund with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds. In addition, not all of the supplemental information is necessarily used by a Hedge Fund Manager in connection with the Hedge Fund it manages. Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund.

Based on representations in Hedge Fund offering documents, TEI and the Portfolio Company generally believe that Hedge Funds will follow practices similar to those described above. As discussed in the sections of the prospectus addressing the risks of investing in Hedge Funds, however, TEI and the Portfolio Company have no control over Hedge Fund brokerage arrangements or operations and there is a risk of Hedge Fund misconduct.

In selecting brokers and dealers to execute any options transactions for hedging on behalf of the Portfolio Company, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size, difficulty of execution and operational facilities of a brokerage firm, and the scope and quality of brokerage services provided. Although the Adviser will generally seek reasonably competitive commission rates, the Portfolio Company will not necessarily pay the lowest commission available on each transaction. The Portfolio Company will typically have no obligation to deal with any broker or group of brokers in executing transactions. It is not expected that the Portfolio Company's brokerage in this regard would generate credits with brokers relating to the provision to the Portfolio Company by such brokers of research or other services.

                               VALUATION OF ASSETS

In general, as described in the Prospectus in "Calculation of Net Asset Value," TEI will, in computing its net asset value, value its interest in the Portfolio Company through its investment in Offshore Fund at the net asset value provided by the Portfolio Company to Offshore Fund and TEI. The Portfolio Company will, in computing its net asset value, value interests in Hedge Funds at their fair value, which the Portfolio Company's Board has determined will ordinarily be the values of those interests as determined by the Hedge Fund Managers of the Hedge Funds in accordance with policies established by the Hedge Funds. Offshore Fund will not hold investment securities other than Interests in the Portfolio
Company. The Board has also established procedures for the valuation of investment securities, if any, held directly by TEI, and the Portfolio Company's Board has established substantially similar procedures for the valuation of investment securities held directly by the Portfolio Company. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on Nasdaq are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) at the last sale price available to the pricing service approved by the Board, or

(2) at the last sale price obtained by the Fund, the Portfolio Company, or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board or obtained by TEI, the Portfolio Company, or Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days,

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less, and (4) puts, calls and futures that are not traded on an exchange or on Nasdaq.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board. If TEI, the Portfolio Company, or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The Portfolio Company's interests in Hedge Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by the Portfolio Company's Board. As described in the Prospectus, with respect to the Portfolio Company's interests in Hedge Funds, the Portfolio Company will normally rely on valuation information provided by Hedge Fund Managers as being the "fair value" of such investments. The Portfolio Company's Board, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund Manager does not represent the "fair value" of the Portfolio Company's interests in Hedge Funds.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, TEI or the Adviser may use pricing services approved by the Board. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). TEI or the Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer, or pricing service that TEI or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

Deloitte & Touche LLP serves as the independent auditors of TEI, Offshore Fund and the Portfolio Company. Its principal business address is 180 N. Stetson Avenue, Chicago, Illinois 60601.

Kirkpatrick  &  Lockhart   Nicholson  Graham  LLP,  74  State  Street,   Boston,
Massachusetts 02109, acts as counsel to TEI and the Portfolio Company.

                                    CUSTODIAN

SEI Private Trust Company (the "Custodian") serves as the custodian of TEI's, Offshore Fund's, and the Portfolio Company's assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board or the Portfolio Company's Board. Assets of the Portfolio Company are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                RECORD OWNERS OF 5% OR MORE OF OUTSTANDING UNITS

Bethesda Lutheran Homes and Services Inc.
Bethesda Lutheran Homes and Services Pension Trust

                            SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in TEI's Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the Prospectus.

LIABILITY OF MEMBERS

Members in TEI will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of TEI solely by reason of being a Member, except that the Member may be obligated to make capital contributions to TEI pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to TEI, whether before or after TEI's dissolution or after the Member ceases to be a Member, such amounts as TEI deems necessary to meet TEI's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Units and any other amounts received by the Member from TEI during or after the fiscal year to which any debt, obligation or liability of TEI is incurred).

DUTY OF CARE

The LLC Agreement provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to TEI or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by TEI, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of TEI. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of TEI or by reason of any change in the Federal or state income tax laws applicable to TEI or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

By purchasing Units and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the Prospectus as Appendix A), each Member will appoint the officers of TEI and each of the
Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of TEI as a limited liability company under Delaware law or signing all instruments effecting authorized changes in TEI or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of TEI.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the officers of TEI and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by the Board for admission to TEI as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

TEI will be dissolved:

     -    upon the affirmative vote to dissolve TEI by the Board; or

     - upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of TEI; or

     -    as required by operation of law.

Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of TEI and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Capital Accounts - Allocation of Net Profits and Losses."

Upon the dissolution of TEI, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of TEI, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, (3) next to the Adviser to the extent of any balance in the Adviser's account, and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of TEI's agreement with any investment adviser of TEI, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of TEI's business, and may not act for or bind TEI.

Whenever TEI as an investor in the Portfolio Company through Offshore Fund is requested to vote on matters pertaining to the Portfolio Company (other than the termination of the Portfolio Company's business, which may be determined by the Managers of the Portfolio Company without investor approval), TEI will hold a meeting of the Members and will vote its interest in the Portfolio Company through Offshore Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. TEI shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

REPORTS TO MEMBERS

TEI will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. TEI will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Portfolio Company's operations during each fiscal quarter also will be sent to Members.

FISCAL YEAR

For accounting purposes, TEI's fiscal year is the 12-month period ending on March 31. The first fiscal year of TEI commenced on the date of the initial closing and ended on March 31, 2005. For tax purposes, TEI adopted the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances TEI may be required to adopt a taxable year ending on another date.

                       FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to TEI and reports to Members may include quotations of investment performance. In these materials, TEI's performance will normally be portrayed as the net return to an investor in TEI during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray TEI's investment performance. TEI's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing TEI, may also be used to advertise or market TEI, including data and materials prepared by recognized sources of such information. Such information may include comparisons of TEI's investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio's performance. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in TEI.

                              FINANCIAL STATEMENTS

TEI issues a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

MAN-GLENWOOD LEXINGTON TEI, LLC

Consolidated Financial Statements as of March 31, 2004 for Registrant and Man-Glenwood Lexington TEI, LDC and Independent Auditors' Report incorporated by reference to Registrant's Annual Report filed with the Commission on June 4, 2004.

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

Financial Statements as of March 31, 2004 and Independent Auditors' Report incorporated by reference to Man-Glenwood Lexington Associates Portfolio's Annual Report filed with the Commission on June 4, 2004.

APPENDIX A: WAIVERS OF SALES LOAD

A.   WAIVERS OF SALES LOAD FOR CERTAIN PURCHASERS.

Units purchased by the following investors are not subject to any sales load (and no commissions to brokers or dealers are paid on such purchases):

     -    The Adviser, the Distributor, or their affiliates;

     - Present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of TEI, the Portfolio Company, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees;

     - Purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

     - Purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of TEI;

     - Brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals)

     - Broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of TEI for (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

     - Clients of such investment advisers or financial planners described above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and

     - Orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes.

B.   WAIVERS OF SALES LOAD IN CERTAIN TRANSACTIONS.

Units issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid on such purchases):

     - Units issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which TEI is a party.

     -    Units purchased by the reinvestment of distributions from TEI.

           APPENDIX B: SUMMARY OF TERMS OF PORTFOLIO COMPANY BORROWING

The following is a summary of the Portfolio Company's borrowing and the terms of the lending, as referenced in Lexington's Prospectus or elsewhere in this SAI. This description summarizes terms and provisions of the Portfolio Company's Note Purchase Agreement ("Agreement").

     The Portfolio Company entered into the Agreement with, and issued a variable funding note (the "Note") in favor of, JPMorgan Chase Bank, N.A. ("Bank"), pursuant to which the Portfolio Company obtained a 364 day facility enabling it to drawdown funds from the Bank in an aggregate amount of up to the lesser of $50 million, or 40% of the Portfolio Company's net assets. The Portfolio Company may use the funds for investment leverage and/or to meet repurchase requests, bridge financings of investments in Hedge Funds and for cash management purposes. The Portfolio Company pays the Bank a per annum commitment fee on the maximum Note amount, and the drawdowns bear interest at a rate equal to overnight LIBOR plus a negotiated rate, compounded daily.

     The Portfolio Company may draw down the maximum credit available, in amounts of at least $1 million, from time to time during the term of the Agreement, with the outstanding amount and any accrued interest thereon due at maturity of the Note, April 25, 2006. The Portfolio Company may prepay outstanding drawdowns and any interest accrued thereon, at its option from time to time with notice to the Bank, in amounts of not less than $1 million. Upon such a prepayment, the amount of the maximum credit available for a drawdown will be increased by the prepayment. Under certain conditions, the Bank may require prepayment, and payment is mandated if a repurchase or distribution would result in outstanding drawdowns exceeding 40% of the Portfolio Company's net assets as calculated under the Agreement.

     The Portfolio Company's interests in Hedge Funds generally may not be pledged as collateral or otherwise hypothecated by the Portfolio Company. The Portfolio Company's obligations under the Agreement and Note thereunder, however, are collateralized by a security interest in the Portfolio Company's cash account at its custodian, and all investment property and general intangibles of the Portfolio Company, other than Hedge Funds for which a grant of such an interest would be prohibited by, or would violate, the terms under which the Portfolio Company holds its investment, or which would require approval of the Hedge Fund or a party acting on the Hedge Fund's behalf. In the event of an uncured default by the Portfolio Company, the Bank may exercise the rights of a secured party against assets of the Portfolio Company to the extent such assets are pledged as collateral. In the event of an uncured default, such actions by the Bank as a secured party would negatively affect the operations of the Portfolio Company, including preventing the Portfolio Company from conducting a repurchase of its interests, until the Bank was repaid.

     The Agreement also contains prohibitions on the Portfolio incurring additional debt, changing its fundamental investment policies and engaging in certain transactions, including mergers and consolidations. The Agreement contains customary covenant, negative covenant and default provisions.

     In addition, the Agreement contains certain restrictions regarding investment composition of the Portfolio Company's assets. These restrictions, which are set forth below, do not currently affect the Portfolio Company's strategies or management, and are not expected to result in any changes to the Portfolio Company's management. The Agreement requires that:

     (a) The Portfolio Company will at all times be invested in at least 35 underlying funds; provided, however, that:

          (i) an investment by the Portfolio Company in any Hedge Fund must represent at least 0.75% of aggregate NAV in order for such Hedge Fund to be counted as an underlying fund; and

          (ii) all Hedge Funds that have the same investment manager and investment strategy shall be counted as only one underlying fund for this purpose;

     (b) The Portfolio Company's investment in any one Hedge Fund may not comprise more than 8% of aggregate NAV;

     (c) The Portfolio Company's six largest Hedge Fund underlying investments collectively may not comprise more than 40% of aggregate NAV;

     (d) The Portfolio Company will invest no more than 15% of aggregate NAV in Hedge Funds that are managed by the same manager or affiliated managers;

     (e) The Portfolio Company will invest no more than 25% of total assets in Hedge Funds that are managed by investment managers with less than eighteen months experience in the investment strategy employed by such funds;

     (f) The Portfolio Company will invest no more than 20% of aggregate NAV in Hedge Funds that are managed by investment managers with less than $50 million in assets under management;

     (g) No investment by the Portfolio Company in a Hedge Fund will constitute more than 15% of the ownership interest in such fund;

     (h) The annualized portfolio volatility, expressed in percentage terms, of the Portfolio Company's Hedge Fund investments, based on the standard deviation of monthly returns of the underlying funds for the previous 12-month period, will be less than or equal to 10%; and

     (i) The Portfolio Company will comply with the following investment strategy maximum allocations:

 -------------------------------------------------------------------------------
   Investment Strategy Classifications                   Maximum Percentage
 -------------------------------------------------------------------------------
     (1)  Commodity and Trading                                 35%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     (2)  Event Driven                                          50%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     (3)  Equity Hedge                                          60%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     (4)  Multi-Strategy                                        50%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     (5)  Relative Value                                        50%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     (6)  Variable Equity                                       40%
 -------------------------------------------------------------------------------

          In addition, the Portfolio company will at all times invest in Hedge Funds employing at least three of the above investment strategy classifications; provided, however, that the Portfolio Company will invest no more than 75% of the total assets in any two of the above investment strategy classifications. The definitions of such classifications are set forth in the Prospectus.

          The Agreement also requires that the Portfolio Company's portfolio of Hedge Fund investments, as calculated under the Agreement, meet certain liquidity requirements. In this regard, Hedge Funds representing at least 40% of the Portfolio Company's aggregate NAV must have liquidity of fewer than 155 days, Hedge Funds representing at least 80% of aggregate NAV must have liquidity of fewer than 370 calendar days, and all the Hedge Funds must have liquidity of less than 740 days; provided that for these purposes, liquidity represents the maximum time required to remove exposure to all or part of the Portfolio Company's investment in an underlying Hedge Fund. Such time interval is equal to the greater of (i) the remaining lock-up period of the applicable underlying Hedge Fund or (ii) the notice period of such Hedge Fund plus its permitted redemption or repurchase frequency. A lock-up period is disregarded for these purposes to the extent that an underlying Hedge Fund offers investors the right to redeem prior to the stated lock-up period with a penalty less than or equal to 5% of the investment in the underlying Hedge Fund by such investors.

                                      B-3